UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – May 1, 2017

GILLA INC.
 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-28107	88-0335710
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

475 Fentress Blvd., Unit L, Daytona Beach, Florida 32114
 (Address of principal executive offices)

(416) 843-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01    Other Events.

On May 1, 2017, Gilla Inc. (“Gilla” or the “Company”) issued a press release announcing it had entered into a supply partnership with CCHG Ltd. to be the exclusive distributor of the Company’s Coil Glaze, The Drip Factory, Siren and Craft Vapes E-liquid brands in Scotland.

A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On May 5, 2017, the Company issued a press release announcing it had entered into a letter of intent (the “LOI”) to acquire all of the issued and outstanding shares of Vape Brands International Inc. (“VBI”), a Toronto, Canada based manufacturer and distributor of E-liquid products. The LOI and closing of the transaction is subject to board approval, confirmatory due diligence of VBI’s overall business and approval from any applicable regulatory body or exchange if so required.

A copy of such press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description

99.1	Press Release dated May 1, 2017 from Gilla Inc.

99.2	Press Release dated May 5, 2017 from Gilla Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GILLA INC.

Date: May 5, 2017	By:	/s/ Graham Simmonds
Name: Graham Simmonds
Title: Chief Executive Officer

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